PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES
                              AND EXCHANGE COMMISSION

                              SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section 14(a)
                       of the Securities Exchange Act of 1934
                                  (Amendment No. )


Filed by the Registrant                               [X]
Filed by a party other than the Registrant            [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(C) or (S)240.14a-12

                           INVESCO SPECIALTY FUNDS, INC.

Payment of Filing Fee (Check the appropriate box):

[X ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            ------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------------

      (5)   Total fee paid:

            ------------------------------------------------------------------

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            ----------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            ----------------------------------------

      (3)   Filing Party:

            ----------------------------------------

      (4)   Date Filed:

            ----------------------------------------

                                                                           DRAFT

  Preliminary Copy -- To Be Filed With the Securities and Exchange Commission

                                                   INVESCO SPECIALTY FUNDS, INC.

                                                                 _________, 1997
--------------------------------------------------------------------------------


Dear INVESCO Specialty Funds, Inc. Shareholder:

      Enclosed is a Proxy Statement for the [October 28, 1997] special meeting of shareholders of INVESCO European Small Company Fund, INVESCO Asian Growth Fund and INVESCO Latin American Growth Fund (collectively, the "Funds"), three of the seven series funds of INVESCO Specialty Funds, Inc. (the "Company").

      As explained more fully in the attached Proxy Statement, shareholders of each of the Funds will be asked to approve a change in the corporate sub-adviser to the Funds from INVESCO Asset Management Limited ("IAML") for the INVESCO European Small Company Fund and INVESCO Latin American Growth Fund and INVESCO Asia Limited for the INVESCO Asian Growth Fund to INVESCO Global Asset Management Limited ("IGAM"). This change simply reflects an organizational change within the structure of AMVESCAP PLC, the ultimate corporate parent of both IAML and IGAM, and will have no impact on advisory fees, sub-advisory fees or the personnel actually managing the Funds.

      The board of directors of the Company believes that the change in corporate sub-adviser is in the best interests of the shareholders. Therefore, we ask that you read the enclosed materials and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-646-8372. They will be happy to answer any questions that you might have.

      YOUR VOTE IS IMPORTANT. THE CHANGE IN SUB-ADVISER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE COMPANY, THE FUNDS AND TO YOU AS A SHAREHOLDER. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THIS PROPOSAL, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT TELEPHONE CANVASSING WHICH WOULD INCREASE COSTS TO SHAREHOLDERS. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

Sincerely,


Dan J. Hesser
President
INVESCO Specialty Funds, Inc.
   INVESCO European Small Company Fund
   INVESCO Asian Growth Fund
   INVESCO Latin American Growth Fund

  Preliminary Copy -- To Be Filed With the Securities and Exchange Commission

                                                   INVESCO SPECIALTY FUNDS, INC.

                                                          7800 East Union Avenue
                                                          Denver, Colorado 80237


                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON [OCTOBER 28, 1997]
--------------------------------------------------------------------------------


     Notice is hereby given that a special meeting of shareholders (the "Meeting") of INVESCO European Small Company Fund, INVESCO Asian Growth Fund and INVESCO Latin American Growth Fund (collectively, the "Funds"), three of the seven series funds of INVESCO Specialty Funds, Inc. (the "Company") will be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237 on [Tuesday, October 28, 1997], at 10:00 a.m., Mountain Time, for the following purposes:

     1. To approve or disapprove a change in the corporate sub-adviser to each Fund from INVESCO Asset Management Limited ("IAML") to INVESCO Global Asset Management Limited ("IGAM").

     2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     The board of directors of the Company has fixed the close of business on [September 4, 1997] as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

     A complete list of shareholders of the Funds entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Funds for any purpose germane to the Meeting during ordinary business hours after ________ __, 1997, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires no postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the board of directors of the Company.

                                      IMPORTANT

     Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.

     The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Company will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to approve Proposal 1.

     Your vote, then, could be critical in allowing the Company to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation is appreciated.


                                    By Order of the Board of Directors,



                                    Glen A. Payne
                                    Secretary



Denver, Colorado
Dated: _________ __, 1997

  Preliminary Copy -- To Be Filed With the Securities and Exchange Commission

                                                   INVESCO SPECIALTY FUNDS, INC.
                                                               ___________, 1997
--------------------------------------------------------------------------------


                            INVESCO SPECIALTY FUNDS, INC.
                        INVESCO European Small Company Fund
                             INVESCO Asian Growth Fund
                        INVESCO Latin American Growth Fund
                               7800 East Union Avenue
                               Denver, Colorado 80237


                                   PROXY STATEMENT
                         FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD [OCTOBER 28, 1997]

                                    INTRODUCTION

     The enclosed proxy is being solicited by the board of directors (the "Board" or the "Directors") of INVESCO Specialty Funds, Inc. (the "Company") on behalf of INVESCO European Small Company Fund (the "European Small Company Fund"), INVESCO Asian Growth Fund (the "Asian Growth Fund") and INVESCO Latin American Growth Fund (the "Latin American Growth Fund") (collectively, the "Funds"), three of the seven series of the Company, for use in connection with the special meeting of shareholders of the Funds (the "Meeting") to be held at 10:00 a.m., Mountain Time, on [Tuesday, October 28, 1997], at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237 and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE COMPANY'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED JULY 31, 1997, IS ALSO ENCLOSED. The approximate mailing date of proxies and this Proxy Statement is ________ __, 1997.

     The primary purpose of the Meeting is to allow shareholders of each Fund to consider a change in the corporate sub-adviser to the Funds.

     The following factors should be considered by shareholders in determining whether to approve the change in corporate sub-adviser:

o The change in corporate sub-adviser has been approved by the Board of Directors of the Company, including the Directors who are completely independent of any INVESCO-affiliated company (the "Independent Directors").

o The change, if approved, will have no impact upon present advisory fees, sub-advisory fees or actual personnel managing the portfolios of the Funds.

     If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR Proposal 1. A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares or if the broker has and exercises discretionary voting power. Where the broker or fiduciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which it does not vote.

     Because the proposals being submitted for a vote of the shareholders of each Fund are similar, the Board determined to combine the proxy materials for the Funds in order to reduce the cost of preparing, printing and mailing the proxy materials.

     In order to further reduce costs, the notices to shareholders having more than one account in a Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

     Execution of the enclosed proxy card will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised.

     Shareholders of the Funds of record at the close of business on [September 4, 1997] (the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, [____________] shares of beneficial interest of the Company, $.01 par value per share, were outstanding, including [____________] shares of the European Small Company Fund, [____________] shares of the Asian Growth Fund and [____________] shares of the Latin American Growth Fund.

     In addition to the solicitations of proxies by use of the mail, proxies may be solicited by officers of the Company, and by officers and employees of INVESCO Funds Group, Inc., the investment adviser and transfer agent of the Funds and INVESCO Distributors, Inc., personally or by telephone or telegraph, without special compensation. Until September 29, 1997, INVESCO Funds Group, Inc. is also the distributor of the Funds. Effective on that date, INVESCO Distributors, Inc., a wholly-owned subsidiary of INVESCO Funds Group, Inc., will become the distributor of the Funds. INVESCO Funds Group, Inc. and INVESCO Distributors, Inc. are referred to collectively as "INVESCO." In addition, Shareholder Communications Corporation ("SCC") has been retained to assist in the solicitation of proxies.

     As the meeting date approaches, certain shareholders whose votes the Company has not yet received may receive telephone calls from representatives of SCC requesting that they authorize SCC, by telephonic or electronically transmitted instructions, to execute proxy cards on their behalf. Telephone authorizations will be recorded in accordance with the procedures set forth below. INVESCO believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     SCC has received an opinion of Maryland counsel that addresses the validity, under the applicable laws of the State of Maryland, of authorization given orally to execute a proxy. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public policy against the acceptance of proxies signed by an orally authorized agent, provided it adheres to the procedures set forth below.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, Social Security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, the SCC representative has the responsibility to explain the voting process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

     All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid by INVESCO.

     The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve Proposal 1. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


PROPOSAL 1:       APPROVAL OR DISAPPROVAL OF THE CHANGE IN
                  CORPORATE SUB-ADVISER

Background

     On January 30, 1997, shareholders of the Funds approved new sub-advisory agreements with INVESCO Asset Management Limited ("IAML") and INVESCO Asia
Limited ("IA"). These agreements were substantially identical to the sub-advisory agreements that had previously existed between the Funds and IAML and IA. Approval of the new agreements was sought at that time due to the then-pending merger of INVESCO PLC and A I M Management Group Inc. (the "Merger"). As a matter of law under the Investment Company Act of 1940, as amended (the "1940 Act"), when the Merger was consummated on February 28, 1997, the then-existing sub-advisory agreements were terminated, and the sub-advisory agreements approved by shareholders on January 30, 1997 became effective. Subsequent to the Merger, on May 8, 1997, the name of INVESCO PLC was changed to AMVESCAP PLC ("AMVESCAP").

     On August 5, 1997, INVESCO Funds Group, Inc., the investment adviser to the Company and other mutual funds (collectively, the "INVESCO Mutual Funds"), obtained a no-action letter (the "No-Action Letter") from the Securities and Exchange Commission (the "SEC"). In substance, the SEC stated that it would permit INVESCO and the sub-advisers to the INVESCO Mutual Funds that were affiliates of AMVESCAP, including IAML and IA, to amend the compensation arrangements between INVESCO and those sub-advisers without first seeking shareholder approval. The goal of these changes was to provide that all INVESCO Mutual Funds sub-advisers that are affiliates of AMVESCAP be paid at the same rate, which is one-third (33.33%) of the advisory fee charged by INVESCO. Inasmuch as the fees paid to sub-advisers, including IAML and IA, are paid directly by INVESCO and are not paid by the Fund, the impact of this change on investors is neutral.

     Acting in reliance upon the No-Action Letter, and the approval of the Board, including a majority of the Independent Directors, on May 16, 1997, INVESCO, IAML and IA executed new sub-advisory agreements (the "Present Agreements") on September 30, 1997, which were in all respects identical to their predecessors except for the compensation to IAML. Under the Present Agreements, IAML and IA are compensated by INVESCO on the following basis for each of the Funds:

INVESCO Asset Management Limited

European Small Company Fund and Latin American Growth Fund

         0.2500% of average net assets up to $500 million
         0.2166% of average net assets in excess of $500 million but less than $1 billion
         0.1833% of average net assets in excess of $1 billion

INVESCO Asia Limited

Asian Growth Fund

         0.2500% of average net assets up to $500 million
         0.2166% of average net assets in excess of $500 million but less than $1 billion
         0.1833% of average net assets in excess of $1 billion

The Proposed Change In Sub-Adviser

     At this meeting, the shareholders of each of the Funds are being asked to approve a new sub-advisory agreement which would substitute another AMVESCAP subsidiary, INVESCO Global Asset Management Limited ("IGAM") for IAML and IA (the "Proposed Sub-Advisory Agreement").

     IGAM, which is located at 12 Bermudiana Road, P.O. Box HM66, Hamilton, Bermuda, was established in 1995 in order to centralize all global investing by INVESCO-affiliated companies for U.S. clients into a single company. During the intervening two years, IGAM has gradually assumed this role for all U.S. clients advised by INVESCO-affiliated companies, other than the INVESCO Mutual Funds. In addition, during the past year the advisory operations for the AMVESCAP European and Pacific Rim regions were reorganized into one international division, with IGAM serving as the principal investment adviser for international advisory operations. AMVESCAP and INVESCO have determined that it is now an appropriate time for IGAM to assume international investment advisory responsibilities for those INVESCO Mutual Funds that invest primarily outside the United States, including the Funds. The Board believes that IGAM will provide the Funds with high quality portfolio management services. Subject to shareholder approvals, the Board also has selected IGAM to be the sub-adviser to the international INVESCO Mutual Funds.

     The appointment of IGAM as sub-adviser to the Funds is expected to have no material effect on the services provided to the Funds. There will be no change in INVESCO's ultimate legal responsibility for the performance of portfolio management services to the Fund, since the investment advisory agreement between the Company and INVESCO will continue in effect without change. There will be no change in the investment personnel who manage the portfolios of the Funds; these persons, who presently are shared employees of IGAM and IAML or IGAM and IA, will remain shared employees of these companies if shareholders approve this proposal. Finally, there will be no change in the fees or expenses presently paid by the Funds since the sub-advisory fees proposed to be paid to IGAM, like the sub-advisory fees presently paid to IAML and IA, will continue to be paid by INVESCO, not the Funds.

The Proposed Sub-Advisory Agreement

     If shareholders of each of the Funds approve the Proposed Sub-Advisory Agreement with respect to their Fund, the Proposed Sub-Advisory Agreement will become effective [October 28, 1997]. This summary of the Proposed Sub-Advisory Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A.

     The Proposed Sub-Advisory Agreement will remain in effect, unless earlier terminated, for an initial term expiring two years from the date it becomes effective. Other than their effective and termination dates, and the substitution of IGAM for the present sub-adviser, the material terms and provisions of the Proposed Sub-Advisory Agreement, which are summarized below, are the same, in all substantive respects, as those of the Present Agreements.

     The Proposed Sub-Advisory Agreement provides that IGAM, subject to the supervision of INVESCO and the Board, will manage the investment portfolios of the Funds in conformity with each Fund's respective investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of each Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for each Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, and in any prospectus and/or statement of additional information of the Fund, and (ii) each Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Fund, unless otherwise directed by the Directors or INVESCO, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of IGAM; (e) determining what portion of each Fund's portfolio should be invested in the various types of securities authorized for purchase by the Funds; and (f) making recommendations as to the manner in which voting rights, rights to consent to action by the Fund and any other rights pertaining to the portfolio securities of the Funds shall be exercised.

     Under the Proposed Sub-Advisory Agreement, IGAM is authorized to select broker-dealers for the execution of brokerage transactions for the Funds, subject to the requirement to obtain the most favorable execution and price. After fulfilling such requirement, IGAM is authorized to consider whether such firms furnish statistical, research and other information or services to IGAM, as well as other factors, in selecting broker-dealers. Such information and services may be of assistance to INVESCO or IGAM in making informed investment decisions, and may be used by INVESCO and IGAM in servicing all of their respective accounts, not just the Fund. IGAM will pay for maintaining the personnel, office space, equipment and facilities necessary to perform its obligations under the Proposed Sub-Advisory Agreement. All other expenses in connection with the operation of the Funds are paid by the Funds or INVESCO. The Proposed Sub-Advisory Agreement provides that, as compensation for its services, IGAM will receive from INVESCO, at the end of each month, a fee based upon the average daily value of each Fund's net assets, computed at the following annual rate:

           0.2500% of average net assets up to $500 million
           0.2166% of average net assets in excess of $500 million but less than $1 billion
           0.1833% of average net assets in excess of $1 billion

     As noted above, this fee schedule is identical to the fee schedules contained in the Present Agreements with IAML and IA. The sub-advisory fee for each Fund is paid by INVESCO, NOT the Funds, and therefore approval of the Proposed Sub-Advisory Agreement will not have any impact on Fund expenses.

     If shareholders of each of the Funds approve this Proposal, the Proposed Sub-Advisory Agreement will become effective [October 28, 1997] and will remain in force for an initial term expiring two years from the effective date. After the expiration of the initial term, the Sub-Advisory Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Each such continuance also must be approved by a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Proposed Sub-Advisory Agreement may be terminated at any time without penalty by either party upon 60 days' written notice, or by each Fund upon notice to INVESCO and IGAM, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder. Once approved by shareholders, any amendments to the Sub-Advisory Agreement must be agreed to by IGAM and INVESCO; provided, however, that no material amendments can be made unless they are approved by a majority of the Directors, including a majority of the Independent Directors and a majority of the outstanding voting securities of the Fund (if a shareholder vote is required by applicable law).

     The Proposed Sub-Advisory Agreement contains various other provisions including a section providing that IGAM will have no liability in connection with its performance of sub-advisory services, except for situations involving willful misfeasance, bad faith or negligence.

Board Action And Recommendation

     At a meeting of the Board held on May 16, 1997, the Directors evaluated the Proposed Sub-Advisory Agreement between INVESCO, the Funds' investment adviser, and IGAM. The Independent Directors had available to them the assistance of outside counsel throughout the process of determining whether to approve the Proposed Sub-Advisory Agreement. Prior to and during the meetings the Independent Directors requested and received all information they deemed necessary to enable them to determine whether the Proposed Sub-Advisory
Agreement is in the best interests of the Company, the Funds and their shareholders. At the meetings, the Independent Directors reviewed materials furnished by Fund management and met with representatives of INVESCO. The Independent Directors viewed as significant the fact that, under the Proposed Sub-Advisory Agreement, the Adviser and the Sub-Advisers are expected to continue to provide to the Company, the Funds and their shareholders investment advisory services of the same nature and quality as under the current proposal.

     In addition, the Board discussed and reviewed the terms and provisions of the Proposed Sub-Advisory Agreement. The Board specifically noted that the fees and expenses payable under each of the Proposed Sub-Advisory Agreement are identical to the fees and expenses presently in effect under the corresponding Present Agreements.

     Based upon the Directors' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Directors determined that the Proposed Sub- Advisory Agreement is fair, reasonable and in the best interests of the Company, the Funds and their shareholders.

Vote Required

     As provided under the 1940 Act, approval of the Proposed Sub-Advisory Agreement with respect to a Fund will require the affirmative vote of a majority of the outstanding shares of each Fund voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Fund.

     If the shareholders of any particular Fund fail to approve the Proposed Sub-Advisory Agreement, the Agreement will not go into effect for such Fund. However, the Proposed Sub-Advisory Agreement will go into effect for each Fund that receives shareholder approval.

                 THE DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND
                         THAT EACH FUND'S SHAREHOLDERS VOTE
                              IN FAVOR OF PROPOSAL 1.


INFORMATION CONCERNING ADVISER, SUB-ADVISERS, DISTRIBUTOR AND
AFFILIATED COMPANIES

     INVESCO Funds Group, Inc., a Delaware corporation, serves as the Company's investment adviser, as well as providing other services to the Company. INVESCO Distributors, Inc. is a wholly-owned subsidiary of INVESCO Funds Group, Inc. INVESCO Funds Group, Inc. is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly-owned subsidiary of AMVESCAP(1) The corporate headquarters of AMVESCAP are located at 11 Devonshire Square, London EC2M 4YR, England. INVESCO's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INVESCO currently serves as investment adviser of 14 open-end investment companies having aggregate net assets of $16.4 billion as of July 31, 1997.

     The principal executive officers and directors of INVESCO Funds Group, Inc. and their principal occupations are:


--------
(1) The  intermediary  companies  between INAH and AMVESCAP are as follows:
INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parent.

     Dan J. Hesser, Chairman of the Board, President, Chief Executive Officer and Director; Brian N. Minturn, Executive Vice President and Director; Hubert L. Harris, Jr., Director, also, President of INVESCO Services, Inc., Director of AMVESCAP, Chief Financial Officer of INVESCO Individual Services Group; Charles P Mayer, Director; Robert J. O'Connor, Director, also, Chief Executive Officer and Chairman of INVESCO Retirement Plan Services, a division of INVESCO Funds Group, Inc.

     The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237, with the exception of the address of Messrs. Bishop, DeKinder and Harris, which is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309 and Mr. O'Connor, whose address is 1355 Peachtree Street, N.E., Atlanta, Georgia 30309.

     INVESCO Asset Management Limited ("IAML") serves as the sub-adviser to the European Small Company Fund and the Latin American Growth Fund. IAML is a direct wholly-owned subsidiary of INVESCO Europe Limited ("IEL"), 11 Devonshire Square, London EC2M 4YR, England. IEL is a direct wholly-owned subsidiary of AMVESCAP. IAML has the primary responsibility for providing portfolio investment advisory services to the European Small Company Fund and the Latin American Growth Fund. IAML currently serves as adviser or sub-adviser to ___ investment portfolios having aggregate net assets of $___ billion as of July 31, 1997.

     The principal executive officer and directors of IAML and their principal occupations are as follows:

     Jeffrey C. Attfield, Deputy Chief Executive, Chairman of the Board and Fund Manager; Sarah C. Bates, Director and Managing Director, Investment Trust Division; Francesco Bertoni, Director and Investment Manager; Roy N. Bracher, Director and Investment Director; Anthony Broccardo, Director and Fund Manager; Ian A. Carstairs, Director and Investment Manager; Adam D. Cooke, Director and Marketing Manager of Investment Services; Andre J. Crossley, Director and Fund
Manager; Olivier de Faramond, Director and Fund Manager; David C. Gillan, Director and Investment Director; Peter J. Glynne-Percy, Director and Investment Manager; P.A. Hillgarth, Director and Investment Manager; David C. Hypher, Director and Investment Director; Martin R. Kraus, Director and Investment Manager; Jeremy C. Lambourne, Director and Finance Director; Rory S. Powe, Director and Investment Manager; Ricardo Ricciardi, Director; J-B de Franssu, Director; and P. Lockwood, Director.

     The address of each of the foregoing officer and directors is 11 Devonshire Square, London EC2M 4YR, England.

     INVESCO Asia Limited ("IA") serves as the sub-adviser to the INVESCO Asian Growth Fund. IA is a wholly-owned subsidiary of INVESCO Pacific Holding, Ltd. ("IPHL"), Cedar House, 41 Cedar Avenue, Hamilton, HM12 Bermuda. IPHL is an indirect wholly-owned subsidiary of AMVESCAP. IA's offices are located at Suite 2106, Two Pacific Place, 88 Queensbay, Hong Kong. IA has the primary responsibility for providing portfolio investment advisory services to the Asian Growth Fund. IA currently serves as adviser or sub-adviser to two investment portfolios having aggregate net assets of $____ million as of July 31, 1997.

   The principal executive officer and directors of IA and their principal occupations are as follows:

     Andre Lo Tak, Managing Director; the Honorable Michael Benson, Chairman of the Board; Patrick Nigel Hale, Director; James Ian Wedderburn Cleland Robertson, Director; Anna Tong Seen Ming, Director; William A. Barron, Director; Hyung Jin Song, Director; and Sammy Lau Chung Hing, Director.

     The address of each of the foregoing officer and directors is Suite 2106, Two Pacific Place, 88 Queensway, Hong Kong.

     INVESCO Global Asset Management, Limited ("IGAM") will serve as the Funds' sub-adviser. IGAM is a wholly-owned subsidiary of INAH. IGAM's offices are located at 12 Bermudiana Road, P.O. Box HM 66, Hamilton, HM AX. IGAM will have the primary responsibility for providing portfolio investment advisory services to the Funds. IGAM also serves as adviser or sub-adviser to ____ investment portfolios having aggregate net assets of $___________ as of July 31, 1997.

     The principal executive officer and directors of IGAM and their principal occupations are:


     The address of each of the foregoing officers and directors is:


     Pursuant to an Administrative Services Agreement between the Company and INVESCO, INVESCO provides administrative services to the Company, including distribution, sub-accounting and recordkeeping services and functions. During the fiscal year ended July 31, 1997, the Company paid INVESCO total compensation of $_______ in payment of such services ($______, $______ and $______ of such compensation was paid to INVESCO by the European Small Company Fund, the Asian Growth Fund and the Latin American Growth Fund, respectively).

     During the fiscal year ended July 31, 1997, the Company paid INVESCO, which also serves as the Company's registrar, transfer agent and dividend disbursing agent, total compensation of $_________ for such services ($_______, $_______ and $_______ of such compensation was paid INVESCO by the European Small Company Fund, the Asian Growth Fund and the Latin American Growth Fund, respectively).

           SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS [AND MANAGEMENT]

     The following table sets forth, as of the Record Date, the beneficial ownership of each Fund's issued and outstanding shares of beneficial interest by each 5% or greater shareholder.

                                                                 Percent of
Name and Address                Amount & Nature of               Shares of
of Beneficial Owner          Beneficial Ownership(2)         Beneficial Interest
--------------------------------------------------------------------------------

European Small
Company Fund

Asian Growth Fund

Latin American
Growth Fund


                                   OTHER BUSINESS

     The management of the Company has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                SHAREHOLDER PROPOSALS

     The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Company, 7800 East Union Avenue, Denver, Colorado 80237. The Company has not received any shareholder proposals to be presented at this Meeting.

                                       By Order of the Board of Directors,


                                       Glen A. Payne
                                       Secretary
__________________ __, 1997



--------
2
     Each beneficial owner named above shares investment power with respect to the shares listed next to its respective row, but its customers retain sole voting power.

                                     EXHIBIT A

                               SUB-ADVISORY AGREEMENT

      AGREEMENT made the [28th] day of [October], 1997, by and between INVESCO FUNDS GROUP, INC. ("INVESCO"), a Delaware corporation, and INVESCO GLOBAL ASSET MANAGEMENT LIMITED, a Bermuda corporation ("the Sub-Adviser").

                                    WITNESSETH:

      WHEREAS, INVESCO SPECIALTY FUNDS, INC. (the "Company") is engaged in business as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") and has one class of shares (the "Shares"), which is divided into series, each representing an interest in a separate portfolio of investments, with three such series being designated the INVESCO European Small Company Fund, INVESCO Latin American Growth Fund and INVESCO Asian Growth Fund, (collectively the "Funds"); and

      WHEREAS, INVESCO and the Sub-Adviser are engaged in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

      WHEREAS, INVESCO has entered into an Investment Advisory Agreement with the Company (the "INVESCO Investment Advisory Agreement"), pursuant to which INVESCO is required to provide investment advisory services to the Company, and, upon receipt of written approval of the Company, is authorized to retain companies which are affiliated with INVESCO to provide such services; and

      WHEREAS, the Sub-Adviser is willing to provide investment advisory services to the Company on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, INVESCO and the Sub-Adviser hereby agree as follows:


                                     ARTICLE I

                             DUTIES OF THE SUB-ADVISER

      INVESCO hereby employs the Sub-Adviser to act as investment adviser to the Company and to furnish the investment advisory services described below, subject to the broad supervision of INVESCO and the Board of Directors of the Company, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

     The Sub-Adviser hereby agrees to manage the investment operations of the Fund, subject to the supervision of the Company's directors (the "Directors") and INVESCO. Specifically, the Sub-Adviser agrees to perform the following services:

      (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Funds, and to execute all purchases and sales of portfolio securities;

      (b) to maintain a continuous investment program for the Funds, consistent with (i) the Funds investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

      (c) to determine what securities are to be purchased or sold for the Funds, unless otherwise directed by the Directors of the Company or INVESCO, and to execute transactions accordingly;

      (d) to provide to the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser;

      (e) to determine what portion of the Funds should be invested in the various types of securities authorized for purchase by the Funds; and

      (f) to make recommendations as to the manner in which voting rights, rights to consent to Funds action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

      With respect to execution of transactions for the Funds, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Funds, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub-Adviser effects securities transactions on behalf of the Funds may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Funds. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Funds of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Funds.

      The Sub-Adviser may recommend transactions in which it has directly or indirectly a material interest, in unregulated collective investment schemes including any operated or advised by the Sub- Adviser or in margined transactions. Advice on investments may extend to investments not traded or exchanges recognized or designated by the Securities and Investments Board.

      Both parties acknowledge that the advice given under this Agreement may involve liabilities in one currency matched by assets in another currency and that accordingly movements in rates of exchange may have a separate effect, unfavorable as well as favorable on the gain or loss experienced on an investment.

      In carrying out its duties hereunder, the Sub-Adviser shall comply with all instructions of INVESCO in connection therewith such instructions may be given by letter, telex, telephone or facsimile by any Director or Officer of INVESCO or by any other person authorized by INVESCO.

      Any instructions which appear to conflict with the terms of this Agreement may be confirmed by the Sub-Adviser with INVESCO prior to execution.


                                     ARTICLE II

                         ALLOCATION OF CHARGES AND EXPENSES

      The Sub-Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent expressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, INVESCO and/or the Company shall pay all costs and expenses in connection with the operations of the Funds.

                                    ARTICLE III

                          COMPENSATION OF THE SUB-ADVISER

     For the services rendered, facilities furnished, and expenses assumed by the Sub-Adviser, INVESCO shall pay to the Sub-Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Funds, as determined by a valuation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Sub-Adviser shall be computed at the annual rate of 0.2500% of the first $500 million of each Fund's average net assets, 0.2166% on the next $500 million of each Fund's average net assets, and 0.1833% on each Fund's average net assets over $1 billion. During any period when the determination of the Funds' net asset value is suspended by the Directors of the Fund, the net asset value of a share of the Funds as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub-Adviser with respect to any assets of the Funds which may be invested in any other investment company for which the Sub-Adviser serves as investment adviser or sub-adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the INVESCO Investment Advisory Agreement remains in effect.


                                     ARTICLE IV

                           ACTIVITIES OF THE SUB-ADVISER

      The services of the Sub-Adviser to the Funds are not to be deemed to be exclusive, the Sub- Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article IV referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Funds are or may become interested in the Sub- Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser, INVESCO and their affiliates are or may become interested in the Funds as directors, officers and employees.


                                     ARTICLE V

                      AVOIDANCE OF INCONSISTENT POSITIONS AND
                           COMPLIANCE WITH APPLICABLE LAWS

      In connection with purchases or sales of securities for the investment portfolios of the Funds, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent for any party other than the Funds or receive any commissions. The Sub-Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                     ARTICLE VI

                     DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Fund of the Company, unless sooner terminated, as hereinafter provided. Thereafter, this Agreement shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this
Article VI, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Funds, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by INVESCO, the Funds by vote of the Directors of the Company, or by vote of a majority of the outstanding voting securities of the Funds, or by the Sub-Adviser. A termination by INVESCO or the Sub-Adviser shall require sixty days' written notice to the other party and to the Company, and a termination by the Company shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act of 1940 and the Rules thereunder.

      The Sub-Adviser agrees to furnish to the Directors of the Company such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.
      Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Article III hereof earned prior to such termination.


                                    ARTICLE VII

                                     LIABILITY

      The Sub-Adviser agrees to use its best efforts and judgement and due care in carrying out its duties under this Agreement provided however that the Sub-Adviser shall not be liable to INVESCO for any loss suffered by INVESCO or the funds advised in connection with the subject matter of this Agreement unless such loss arises from the willful misfeasance, bad faith or negligence in the performance of the Sub- Adviser's duties and subject and without prejudice to the foregoing. INVESCO hereby undertakes to indemnify and to keep indemnified the Sub-Adviser from and against any and all liabilities, obligations, losses, damages, suits and expenses which may be incurred by or asserted against the Sub-Adviser for which it is responsible pursuant to Article I hereof provided always that the Sub-Adviser shall send to INVESCO as soon as possible all claims, letters, summonses, writs or documents which it receives from third parties and provide whatever information and assistance INVESCO may require and no liability of any sort shall be admitted and no undertaking shall be given nor shall any offer, promise or payment be made or legal expenses incurred by the

Sub-Adviser without written consent of INVESCO who shall be entitled if it so desires to take over and conduct in the name of the Sub-Adviser the defense of any action or to prosecute any claim for indemnity or damages or otherwise against any third party.


                                    ARTICLE VIII

                            AMENDMENTS OF THIS AGREEMENT

      No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and INVESCO. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the outstanding voting securities of the Funds (other than an amendment which can be effective without shareholder approval under applicable law).


                                     ARTICLE IX

                            DEFINITIONS OF CERTAIN TERMS

       In interpreting the provisions of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignments," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.


                                     ARTICLE X

                                   GOVERNING LAW

       This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.


                                     ARTICLE XI

                                   MISCELLANEOUS

      Advice. Any recommendation or advice given by the Sub-Adviser to INVESCO hereunder shall be given in writing or by mail, telex, telefacsimile or by telephone, such telephone advice to be confirmed by mail, telex, telefacsimile or in writing to such place as INVESCO shall from time to time require; further the Sub-Adviser shall be free to telephone INVESCO as it sees fit in the performance of its duties.

      Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

      Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

      Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                      INVESCO FUNDS GROUP, INC.


                                      By: ____________________________________
                                             President

ATTEST:


----------------------------------
      Secretary

                                      INVESCO GLOBAL ASSET MANAGEMENT
                                      LIMITED


                                      By:____________________________________
                                         John Rodgers, Chief Executive Officer

ATTEST:


-----------------------------------
      Secretary

                            INVESCO SPECIALTY FUNDS, INC.
                              INVESCO Asian Growth Fund

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997

     The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Asian Growth Fund (the "Fund") of INVESCO Specialty Funds, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on October 28, 1997 at 10:00 a.m. (Mountain Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ___________, 1997, receipt of which is hereby acknowledged.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

                                                INVISF

INVESCO SPECIALTY FUNDS, INC.
INVESCO Asian Growth Fund

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
      WHICH RECOMMENDS A VOTE  "FOR":

Vote On Proposal                                     For      Against    Abstain

1.  Proposal to approve a change in the corporate    ___       ___        ___
    sub-adviser to the Fund from INVESCO Asia
    Limited ("IA") to INVESCO Global Asset Management
    Limited ("IGAM").

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

----------------------  ----------------------------  ------------------
Signature               Signature (Joint Owners)      Date

                            INVESCO SPECIALTY FUNDS, INC.
                         INVESCO European Small Company Fund

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997

     The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO European Small Company Fund (the "Fund") of INVESCO Specialty Funds, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on October 28, 1997 at 10:00 a.m. (Mountain Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ___________, 1997, receipt of which is hereby acknowledged.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

                                                INVISF

INVESCO SPECIALTY FUNDS, INC.
INVESCO European Small Company Fund

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
      WHICH RECOMMENDS A VOTE "FOR":

Vote On Proposal                                     For      Against    Abstain

1.  Proposal to approve a change in the corporate    ___       ___        ___
    sub-adviser to the Fund from INVESCO Asset
    Management Limited ("IAML") to INVESCO Global
    Asset Management Limited ("IGAM").

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

----------------------  ----------------------------  ------------------
Signature               Signature (Joint Owners)      Date

                            INVESCO SPECIALTY FUNDS, INC.
                         INVESCO Latin American Growth Fund

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997

     The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Latin American Growth Fund (the "Fund") of INVESCO Specialty Funds, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on October 28, 1997 at 10:00 a.m. (Mountain Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ___________, 1997, receipt of which is hereby acknowledged.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

                                                INVISF

INVESCO SPECIALTY FUNDS, INC.
INVESCO Latin American Growth Fund

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
      WHICH RECOMMENDS A VOTE "FOR":

Vote On Proposal                                     For      Against    Abstain

1.  Proposal to approve a change in the corporate    ___        ___       ___
    sub-adviser to the Fund from INVESCO Asset
    Management Limited ("IAML") to INVESCO Global
    Asset Management Limited ("IGAM").

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

----------------------  ----------------------------  ------------------
Signature               Signature (Joint Owners)      Date